Exhibit 10.28
ISLE OF CAPRI CASINOS, INC.
THIRD AMENDMENT
TO AMENDED AND RESTATED CREDIT AGREEMENT
This THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is dated as of June 17, 2004 between ISLE OF CAPRI CASINOS, INC., a Delaware corporation (“Company”) and CANADIAN IMPERIAL BANK OF COMMERCE, as administrative agent for Lenders (“Administrative Agent”), and is made with reference to that certain Second Amended and Restated Credit Agreement dated as of April 26, 2002 (as amended or otherwise modified from time to time, the “Credit Agreement”), by and among Company, the financial institutions listed therein as Lenders, the Co-Syndication Agents listed therein, the Co-Documentation Agents listed therein, CIBC World Markets Corp., as Lead Arranger, and the Administrative Agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.
RECITALS
WHEREAS, Company, Agents and Lenders desire to amend the Credit Agreement to amend the definition of Consolidated EBITDA;
NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:
                    Section 1.    AMENDMENTS TO THE CREDIT AGREEMENT
1.1     Amendments to Section 1: Definitions

Subsection 1.1 of the Credit Agreement is hereby amended by amending and restating the definition of Consolidated EBITDA in its entirety as follows, which amendment and restatement shall be effective with respect to any period including the Fiscal Quarter ending April 25, 2004 and all periods after the date hereof :
“Consolidated EBITDA” means, for any period, the sum of the amounts for such period of (i) Consolidated Net Income, (ii) Consolidated Interest Expense, (iii) provisions for taxes based on income, (iv) total depreciation expense, (v) total amortization expense, (vi) pre-opening expense, (vii) cash dividends or other distributions actually paid to Borrower by its Unrestricted Subsidiaries (but excluding any distributions made for the purpose of paying any taxes arising from any equity ownership interests in such Unrestricted Subsidiaries), (viii) management fees actually paid to Borrower by its Unrestricted Subsidiaries, (ix) other non-recurring items reducing Consolidated Net Income but not requiring the expenditure of cash,(x) the Transaction Costs, in an aggregate amount not to exceed $11,000,000 (it being specifically understood that such Transaction Costs shall be included in the determination of Consolidated EBITDA for each four Fiscal Quarter period that includes the Fiscal Quarter ending April 28, 2002), and (xi) all redemption premiums, fees, costs and expenses paid by Borrower in connection with any Indebtedness or refinancing of Indebtedness permitted to be incurred or refinanced pursuant to subsection 7.1 of this Agreement, less the sum of (A) interest income, and (B) other non-recurring items increasing Consolidated Net Income but not constituting the receipt of cash, all of the foregoing as determined on a consolidated basis for Borrower and its Restricted Subsidiaries in conformity with GAAP.
Section 2.    CONDITIONS TO EFFECTIVENESS
Section 1 of this Amendment shall become effective only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the “Third Amendment Effective Date”):
  On or before the Third Amendment Effective Date, Company shall deliver to Lenders (or to Administrative Agent for Lenders with sufficient originally executed copies, where appropriate, for each Lender and its counsel) copies of this Amendment, executed by Company and each Credit Support Party.
  On or before the Third Amendment Effective Date, Administrative Agent shall have executed copies of this Amendment on behalf of itself and consenting Lenders.
  On or before the Third Amendment Effective Date, all corporate and other proceedings taken or to be taken in connection with the transactions contemplated hereby and all documents incidental thereto not previously found acceptable by Administrative Agent, acting on behalf of Lenders, and its counsel shall be satisfactory in form and substance to Administrative Agent and such counsel, and Administrative Agent and such counsel shall have received all such counterpart originals or certified copies of such documents as Administrative Agent may reasonably request.

  Section 3.    COMPANY’S REPRESENTATIONS AND WARRANTIES
In order to induce Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, Company represents and warrants to each Lender that the following statements are true, correct and complete:
  Corporate Power and Authority. Company and each Credit Support Party has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the “Amended Agreement”).
  Authorization of Agreements. The execution and delivery of this Amendment and the performance of the Amended Agreement have been duly authorized by all necessary corporate action on the part of Company and each Credit Support Party.
  No Conflict. The execution and delivery by Company and each Credit Support Party of this Amendment and the performance by Company of the Amended Agreement do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to Company or any of its Subsidiaries, the Certificate or Articles of Incorporation or Bylaws of Company or any of its Subsidiaries or any order, judgment or decree of any court or other agency of government binding on Company or any of its Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of Company or any of its Subsidiaries, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of Company or any of its Subsidiaries, except pursuant to the Loan Documents, or (iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of Company or any of its Subsidiaries.
  Governmental Consents. The execution and delivery by Company and each Credit Support Party of this Amendment and the performance by Company of the Amended Agreement do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.
  Binding Obligation. This Amendment has been duly executed and delivered by Company and each Credit Support Party and this Amendment and the Amended Agreement are the legally valid and binding obligations of Company and each Credit Support Party, enforceable against Company and each Credit Support Party in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability.
  Incorporation of Representations and Warranties From Credit Agreement. The representations and warranties contained in Section 4 of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the Third Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.
  Absence of Default. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Potential Event of Default.
Section 4.    ACKNOWLEDGEMENT AND CONSENT
Company is a party to certain Collateral Documents pursuant to which Company has created Liens in favor of Administrative Agent on certain Collateral to secure the Obligations. Each Restricted Subsidiary is a party to a Subsidiary Guaranty and certain Collateral Documents pursuant to which such Restricted Subsidiary has (i) guarantied the Obligations and (ii)  created Liens in favor of Administrative Agent on certain Collateral to secure the obligations of such Restricted Subsidiary under the Subsidiary Guaranty. Company and each Restricted Subsidiary are collectively referred to herein as the “Credit Support Parties”, and the Subsidiary Guaranties and Collateral Documents referred to above are collectively referred to herein as the “Credit Support Documents”.
Each Credit Support Party hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Amendment and consents to the amendment of the Credit Agreement effected pursuant to this Amendment. Each Credit Support Party hereby confirms that each Credit Support Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guaranty or secure, as the case may be, to the fullest extent possible the payment and performance of all “Obligations,” “Guarantied Obligations” and “Secured Obligations,” or other similar terms, as the case may be (in each case as such terms are defined in the applicable Credit Support Document), including, without limitation, the payment and performance of all such “Obligations,” “Guarantied Obligations” or “Secured Obligations,” or similar terms, as the case may be, in respect of the Obligations of Company now or hereafter existing under or in respect of the Amended Agreement and the Notes.
Each Credit Support Party acknowledges and agrees that any of the Credit Support Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment. Each Credit Support Party represents and warrants that all representations and warranties contained in the Amended Agreement and the Credit Support Documents to which it is a party or otherwise bound are true, correct and complete in all material respects on and as of the Third Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.
Each Credit Support Party (other than Company) acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Credit Support Party is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Credit Support Party to any future amendments to the Credit Agreement.

                    Section 5.    MISCELLANEOUS

A.     Reference to and Effect on the Credit Agreement and the Other Loan Documents.
  On and after the Third Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.
  Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.
  The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.

  B.     Fees and Expenses. Company acknowledges that all costs, fees and expenses as described in subsection 10.2 of the Credit Agreement incurred by the Administrative Agent and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of Company.
  C.     Headings. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.
  D.     Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.
  E.     Counterparts; Effectiveness. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment (other than the provisions of Section 1 hereof, the effectiveness of which is governed by Section 2 hereof) shall become effective upon the execution of a counterpart hereof by Company, each Credit Support Party and Administrative Agent and the execution of a Lender Consent by consenting Lenders and receipt by Company and Administrative Agent of written or telephonic notification of such execution and authorization of delivery thereof.
[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.
ISLE OF CAPRI CASINOS, INC.
By:    /s/Allan B. Solomon
              Allan B. Solomon
                                                                          Executive Vice President

CSNO, INC.
GEMINI, INC.
GRAND PALAIS RIVERBOAT, INC.
IOC – BOONVILLE, INC.
IOC – COAHOMA, INC.
IOC – DAVENPORT, INC.
IOC – KANSAS CITY, INC.
IOC – LULA, INC.
IOC – NATCHEZ, INC.
IOC HOLDINGS, L.L.C.
ISLE OF CAPRI BETTENDORF, L.C.
ISLE OF CAPRI CASINO COLORADO, INC.
ISLE OF CAPRI CASINO –TUNICA, INC.
ISLE OF CAPRI MARQUETTE, INC.
LL HOLDING CORPORATION
LOUISIANA RIVERBOAT GAMING PARTNERSHIP
LRGP HOLDINGS, LLC
PPI, INC.
RIVERBOAT CORPORATION OF MISSISSIPPI
RIVERBOAT CORPORATION OF MISSISSIPPI-VICKSBURG
RIVERBOAT SERVICES, INC.
ST. CHARLES GAMING COMPANY, INC.
(for purposes of Section 4 only) as a Credit Support Party

By:    /s/Allan B. Solomon
              Allan B. Solomon
                                                                          Executive Vice President

CANADIAN IMPERIAL BANK OF COMMERCE, individually and as Administrative Agent

By: /s/ Authorized Signatory
Name:
Title:
CIBC World Markets Corp., AS AGENT

EXHIBIT A          to Third Amendment to Amended and Restated Credit Agreement

CONSENT OF LENDER

Reference is hereby made to the Third Amendment to Amended and Restated Credit Agreement (the “Amendment”) dated as of June 17, 2004 by and between Isle of Capri Casinos, Inc. a Delaware corporation (“Company”), Canadian Imperial Bank of Commerce, as administrative agent for the Lenders (“Administrative Agent”), which is made with reference to that certain Third Amended and Restated Credit Agreement dated as of April 26, 2002 (the “Credit Agreement”), by and among Company, the financial institutions listed therein as Lenders, the Co-Syndication Agents listed therein, the Co-Documentation Agents listed therein, CIBC World Markets Corp., as Lead Arranger, and the Administrative Agent.
The undersigned Lender hereby consents to the execution and delivery of the Amendment by Administrative Agent on its behalf, substantially in the form of the draft presented to the undersigned Lender on June 16, 2004.

Dated: June 17, 2004
[Name of Institution]
By:/s/ Authorized Signatory
Name:
Title: